FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               RYDEX DYNAMIC FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                               DATED MAY 1, 2000,
                                   AS AMENDED

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                                     FORM OF
                                  AMENDMENT TO
                          ACCOUNTING SERVICES AGREEMENT
                         DATED MAY 1, 2000, AS AMENDED,
                                     BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to the Accounting Services Agreement between Rydex Dynamic Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated May 1, 2000, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

            The fourth paragraph under the section "Witnesseth" of the Agreement is amended, effective February 17, 2006 to read as follows:

            WHEREAS, the board of trustees of the Trust (the "Trustees") have created the following Funds of the Trust: Titan 500 Fund, Tempest 500 Fund, Venture 100 Fund, Velocity 100 Fund, Long Dynamic Dow 30 Fund, Inverse Dynamic Dow 30 Fund, Titan 500 Master Fund, Tempest 500 Master Fund, Venture 100 Master Fund, Velocity 100 Master Fund, Long Dynamic Dow 30 Master Fund, Inverse Dynamic Dow 30 Master Fund, DYNAMIC RUSSELL 2000 FUND, INVERSE DYNAMIC RUSSELL 2000 FUND, DYNAMIC RUSSELL 2000 MASTER FUND, AND INVERSE DYNAMIC RUSSELL 2000 MASTER FUND (collectively, the "Funds");

ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 17th day of February, 2006.

                                             RYDEX DYNAMIC FUNDS

                                             _____________________________
                                             By:      Carl G. Verboncoeur
                                             Title:   President


                                             RYDEX FUND SERVICES, INC.

                                             _____________________________
                                             By:      Carl G. Verboncoeur
                                             Title:   President